UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2008

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

2775 Sanders Road
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03(a).  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2008, the Registrant’s Board of Directors adopted a resolution, effective immediately, to amend Article III of the Registrant’s bylaws and to restate the bylaws.  Article III was amended to allow for the formation of new Board committees consisting of one or more directors of the Registrant.

A copy of the amended and restated bylaws is attached hereto as Exhibit 3(ii).

Item 8.01. Other Events.

On September 13, 2008, the Registrant’s Compensation and Succession Committee approved the following to address Internal Revenue Code Section 409A and other non-material issues:

(1)   The amendment and restatement of agreements for outstanding awards of restricted stock units granted before September 13, 2008 under the 2001 Equity Incentive Plan to employees or former employees who have or will attain age 60 with at least one year of service before the relevant periods of restriction lapse, effective December 31, 2008, subject to the consent of the holders of such awards on or before December 31, 2008.  The form of such amended and restated award agreements is attached hereto as Exhibit 10.1.

(2)   The form of award agreement to be used for awards of restricted stock units made on or after September 13, 2008 under the 2001 Equity Incentive Plan.  The form of such award agreement is attached hereto as Exhibit 10.2.

(3)   The form of award agreement to be used for stock option awards made on or after September 13, 2008 under the 2001 Equity Incentive Plan.  The form of such award agreement is attached hereto as Exhibit 10.3.

On September 15, 2008, to address Internal Revenue Code Section 409A and other non-material issues, the Registrant’s Board of Directors approved the amendment and restatement of the following plans in the forms attached hereto as Exhibits 10.4 through 10.7:

(1)   Amended and Restated 2001 Equity Incentive Plan.

(2)   Equity Incentive Plan for Non-Employee Directors.

(3)   2006 Equity Compensation Plan for Non-Employee Directors.

(4)   Deferred Compensation Plan for Non-Employee Directors.

In addition, on September 15, 2008, to address Internal Revenue Code Section 409A and other non-material issues, the Registrant’s Board of Directors approved the following:

(1)   The amendment and restatement of agreements for outstanding awards of restricted stock units granted before September 15, 2008 under the 2006 Equity Compensation Plan for Non-Employee Directors, effective December 31, 2008, subject to the consent of the holders of such awards.  The form of such amended and restated award agreements is attached hereto as Exhibit 10.8.

(2)   The form of award agreement to be used for awards of restricted stock units made on or after September 15, 2008 under the 2006 Equity Compensation Plan for Non-Employee Directors.  The form of such award agreement is attached hereto as Exhibit 10.9.

Finally, on September 15, 2008, the Registrant’s Board of Directors adopted the resolutions regarding non-employee director compensation set forth in Exhibit 10.10.

Section 9 – Financial Statements and Exhibits

Item 9.01.            Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3 (ii)	Amended and Restated Bylaws of The Allstate Corporation, as amended September 15, 2008

10.1

Form of amended and restated Restricted Stock Unit Award Agreement for certain retirement eligible/retired employees with regard to awards outstanding on September 13, 2008 under The Allstate Corporation Amended and Restated 2001 Equity Incentive Plan

10.2

Form of Restricted Stock Unit Award Agreement for awards granted on or after September 13, 2008 under The Allstate Corporation Amended and Restated 2001 Equity Incentive Plan

10.3

Form of Option Award Agreement for awards granted on or after September 13, 2008 under The Allstate Corporation Amended and Restated 2001 Equity Incentive Plan

10.4

The Allstate Corporation Amended and Restated 2001 Equity Incentive Plan, as amended and restated effective September 15, 2008

10.5

The Allstate Corporation Equity Incentive Plan for Non-Employee Directors, as amended and restated effective September 15, 2008

10.6

The Allstate Corporation 2006 Equity Compensation Plan for Non-Employee Directors, as amended and restated effective September 15, 2008

10.7

The Allstate Corporation Deferred Compensation Plan for Non-Employee Directors, as amended and restated effective September 15, 2008

10.8

Form of amended and restated Restricted Stock Unit Award Agreement with regard to awards outstanding on September 15, 2008 under The Allstate Corporation 2006 Equity Compensation Plan for Non-Employee Directors

10.9

Form of Restricted Stock Unit Award Agreement for awards granted on or after September 15, 2008 under The Allstate Corporation 2006 Equity Compensation Plan for Non-Employee Directors

10.10

Resolutions regarding Non-Employee Director Compensation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

	By:	/s/ Jennifer M. Hager
		Name:	Jennifer M. Hager
		Title:	Assistant Secretary

Date: September 19, 2008